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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                March 27, 2001


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)

            Delaware                  000-29642              95-4585357
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On March 27, 2001, Film Roman, Inc. (the "Company") announced that it held its Annual Meeting of Stockholders on March 26, 2001. At the meeting, the stockholders approved the issuance and sale of Common Stock to Pentamedia Graphics, Ltd. as described in the Company's recently mailed Proxy Statement. The stockholders also elected Phil Roman, John Hyde, Dixon Q. Dern, Robert Cresci, Peter Mainstain, Mike Medavoy, Steve Tisch and Daniel Villanueva to the Board of Directors of the Company. In addition, the stockholders approved the various other proposals as set forth in the Company's recently mailed Proxy Statement.

        A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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Item 7. FINANCIAL STATEMENTS AND Exhibits.

        (a)    Not applicable.
        (b)    Not applicable.
        (c)    Exhibits.

               (1)   99.1 Press Release dated March 27, 2001, of the Company.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FILM ROMAN, INC.


                                       By:  /s/ Dixon Q. Dern
                                            -----------------
                                            Dixon Q. Dern Secretary and Director



Dated:  March 27, 2001
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                                 EXHIBIT INDEX



Exhibit    Description
-------    --------------

99.1       Press Release dated March 27, 2001, of the Company.